MERIDIAN VALUE FUND
                                                 January 20, 1997

To Our Shareholders:

The Meridian Value Fund's net asset value per share at December 31, 1996 was $14.85, resulting in an increase of 32.3% for the calendar year. The Fund's total return and average annual compounded rate of return since June 30, 1995, were 53.5% and 33.1%, respectively. Prior to June 30, 1995, the Fund's cash position exceeded 50%, as it was in the start-up process of becoming fully invested. The total return and average annual compounded rate of return for the S&P 500, with dividends reinvested, since June 30, 1995 were 40.7% and 25.6%, respectively. The Fund's assets at the close of the quarter were invested 6.1% in cash and cash equivalents, and 93.1% in stocks. Total net assets were $5,446,416 and there were 196 shareholders.

After a very strong year in 1995, the stock indices surged ahead again in 1996. Investors approved of the stable interest rates, modest economic growth and the fall election results. The S&P 500, with dividends reinvested, advanced 23.0%; The NASDAQ (over-the-counter) index gained 22.7 percent; and the Russell 2000, representing smaller companies, gained 14.7 percent. Large capitalization stocks were the star performers and accounted for most of the S&P 500 and NASDAQ gains. For example, Coca Cola was up 42 percent, Gillette 49 percent, IBM 66 percent, Cisco 71 percent, Microsoft 88 percent, and Intel 131 percent. Unweighted, the S&P 500 with dividends reinvested, would have gained 18.5% for the year. The NASDAQ, unweighted, would have gained only 7%.

Interest rates moved modestly higher in 1996. The Dow Jones Bond Index declined from 105.36 to 103.78, a drop of 1.5 percent. The yield on the five-year treasury bond increased from 5.4 percent to 6.2 percent.

Nineteen ninety-six was a solid year for the economy. Gross Domestic Product increased approximately 2.5 percent, unemployment declined, consumer prices increased 3.3 percent and interest rates rose modestly. The economy shows no imminent signs of danger. The consensus forecast for 1997 is for slow growth, moderate inflation and stable interest rates. We don't argue with this forecast, but we are somewhat cautious. This economic cycle is in its sixty-ninth month. The average post-war expansion has averaged fifty months. This far into the business cycle, it becomes increasingly difficult to show adequate growth without experiencing higher levels of inflation and interest rates, or other negative side effects.

Our portfolio was weighted heavily towards small companies during 1996. We found the risk/reward prospects more favorable in this area. The Fund's technology investments generated almost half of our gain during the year, despite representing less than 20% of the Fund's holdings at all times. Our investments in technology distributors and hard disk drive manufacturers were particularly successful. The company's investments in energy, retail, and restaurant stocks also contributed significantly to overall return.

We enter 1997 with stock prices at record levels and the economic expansion about to enter its seventh year. Valuations are clearly above historical averages. Performance during the new year will depend on continued growth in corporate profits and stable or lower interest rates. We do not believe that the large capitalization growth stocks such as Intel, Microsoft, and Cisco, present good long term risk/reward characteristics to investors at current price levels. We continue to research companies with improving business prospects, but trading at valuations which present favorable risk/reward potential.

For example, we purchased additional shares in FabriCenters of America during the quarter. FabriCenters is the nation's largest fabric and craft retailer with over 20% market share. The company has successfully integrated its acquisition of the industry's fourth largest competitor. The industry, which suffered from over-capacity, continues to consolidate, with more than 600 stores (10% of the total) having closed over the last three years. This consolidation has enabled FabriCenters to resume reasonable same-store growth at improved margin levels. The stock of this proven and well managed company, trades at just 12X trailing earnings and less than 10X projected earnings.

We wish everyone a happy and prosperous New Year.

                                       Sincerely,

                                       /s/ Richard F. Aster, Jr.
                                       Richard F. Aster, Jr.

                                       /s/ Kevin C. O'Boyle
                                       Kevin C. O'Boyle

SCHEDULE OF INVESTMENTS AND NET ASSETS
DECEMBER 31, 1996
================================================================================

                                                                    Shares       Value
                                                                    ------     ----------
     COMMON STOCK - 93.9%
       AUTOMOTIVE - 2.4%
          Echlin Inc. ............................................   4,100       $129,662
       BANKING AND FINANCE - 2.5%
          EZCORP, Inc. ...........................................  21,000        133,875
       CONSTRUCTION - 1.9%
          Griffon Corporation.....................................   8,600        105,350
       CONSUMER PRODUCTS - 14.8%
          Ashworth, Inc. .........................................  22,000        126,500
          Fossil, Inc. ...........................................  11,000        148,500
          Maxwell Shoe Company, Inc. - Class A....................  17,400        115,275
          Norton McNaughton, Inc. ................................  15,000        127,500
          Paragon Trade Brands, Inc. .............................   5,000        150,000
          The Scotts Company......................................   7,000        139,125
       ENERGY - 5.2%
          Apache Corporation**....................................   3,900        137,962
          Vintage Petroleum, Inc.**...............................   4,200        144,900
       HEALTH SERVICES - 12.4%
          Marquette Medical Systems, Inc. - Class A...............   8,000        177,000
          NovaCare, Inc...........................................  15,000        165,000
          Safeguard Health Enterprises, Inc. .....................   6,500        113,750
          Sullivan Dental Products, Inc. .........................  10,800        141,750
          Zoll Medical Corporation................................   6,900         74,175
       INDUSTRIAL SERVICES - 4.9%
          Insituform Technologies, Inc. ..........................  18,000        132,750
          Insurance Auto Auctions, Inc. ..........................  14,000        133,000
       INDUSTRIAL PRODUCTS - 2.1%
          Seda Specialty Packaging Corp. .........................   7,000        115,500
       LEISURE & AMUSEMENT - 6.4%
          Aldila, Inc.**..........................................  31,000        150,155
          Arctic Cat, Inc.**......................................   9,000         88,875
          SMC Corporation.........................................  14,000        110,250
       REAL ESTATE - 2.4%
          Manufactured Home Communities, Inc.**...................   5,700        132,525

                                  (unaudited)

DECEMBER 31, 1996
================================================================================

                                                                    Shares       Value
                                                                    ------     ----------

     COMMON STOCK (continued)
       RESTAURANTS - 2.1%
          Brinker International, Inc. ............................   7,300       $116,800
       RETAIL - 19.1%
          Burlington Coat Factory Warehouse Coporation............  11,200        145,600
          Central Tractor Farm & Country, Inc. ...................  11,000        151,250
          Fabri-Centers of America, Inc. - Class B................  19,000        292,125
          J.C. Penney Company, Inc.**.............................   2,300        112,125
          Shoe Carnival, Inc. ....................................  16,300         87,613
          Toys "R" Us, Inc. ......................................   4,000        120,000
          Value City Department Stores, Inc. .....................  12,500        131,250
       TECHNOLOGY - 17.7%
          Broadway & Seymour, Inc. ...............................  13,200        138,600
          CFI ProServices, Inc. ..................................   7,700        109,725
          MicroAge, Inc. .........................................   5,800        116,000
          Microtest, Inc. ........................................  17,700        172,575
          Quantum Corporation.....................................   5,600        160,300
          Scientific-Atlanta, Inc.**..............................   7,800        117,000
          Systems & Computer Technology Corporation...............   9,500        152,000
                                                                               ----------
       TOTAL COMMON STOCK (Identified cost $4,563,560)............              5,116,342
                                                                               ----------
     CASH AND OTHER ASSETS LESS LIABILITIES - 6.1%........................        330,074
                                                                               ----------
     NET ASSETS - 100%....................................................     $5,446,416
                                                                               ==========
     Shares of capital stock outstanding..................................        366,857
                                                                               ==========
     Net asset value per share............................................         $14.85
                                                                               ==========
**    Income producing

                                  (unaudited)

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1996
================================================================================

     ASSETS
       Investments (Cost $4,563,560)........................................   $5,116,342
       Cash and cash equivalents............................................      200,128
       Receivables for:
          Securities sold...................................................      139,563
          Subscriptions.....................................................       10,100
          Dividends.........................................................        2,138
          Reimbursement from Investment Advisor.............................          956
          Interest..........................................................          215
       Prepaid expenses.....................................................          720
                                                                               ----------
          TOTAL ASSETS......................................................    5,470,162
                                                                               ----------

     LIABILITIES
       Accrued expenses.....................................................       16,133
       Payable for securities purchased.....................................        6,550
       Redemptions Payable..................................................        1,063
                                                                               ----------
          TOTAL LIABILITIES.................................................       23,746
                                                                               ----------
     NET ASSETS.............................................................   $5,446,416
                                                                               ==========
     Shares of capital stock outstanding, par value $.01 (25,000,000 shares
       authorized)..........................................................      366,857
                                                                               ==========
     Net asset value per share (offering and redemption price)..............       $14.85
                                                                               ==========
     Net assets consist of:
       Paid in capital......................................................   $4,787,666
       Undistributed Net Investment Income (Loss)...........................      (43,200)
       Accumulated net realized gain........................................      149,168
       Net unrealized appreciation on investments...........................      552,782
                                                                               ----------
                                                                               $5,446,416
                                                                               ==========

                                  (unaudited)

STATEMENT OF OPERATIONS
FOR THE PERIOD ENDED DECEMBER 31, 1996
================================================================================

     INVESTMENT INCOME
       Dividends.................................................     $9,629
       Interest..................................................      4,830
                                                                    --------
            Total investment income..............................                 $14,459
     EXPENSES
       Transfer agent fees.......................................     12,880
       Pricing fees..............................................     12,144
       Investment advisory fees..................................     22,779
       Registration and filing fees..............................      8,072
       Custodian fees............................................      5,520
       Legal.....................................................      2,024
       Auditing fee..............................................      3,434
       Reports to shareholders...................................      2,760
       Directors' fees and expenses..............................        918
       Taxes.....................................................        805
       Insurance.................................................        565
       Association dues..........................................         74
                                                                    --------
            Total expenses.......................................     71,975
            Less: Reimbursement by Investment Advisor............    (14,316)
                                                                    --------
                 Net expenses....................................                  57,659
                                                                                 --------
       Net investment loss.......................................                 (43,200)
     NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS
       Net realized gain on investments..........................    149,395
       Net increase in unrealized appreciation on investments....     79,407
                                                                    --------
       Net realized and unrealized gains on investments..........                 228,802
                                                                                 --------
     NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                        $185,602
                                                                                 ========

                                  (unaudited)

STATEMENT OF CHANGES IN NET ASSETS
================================================================================

                                                                Period Ended       Year Ended
                                                              December 31, 1996   June 30, 1996
                                                              -----------------   -------------
     OPERATIONS
     Net investment loss...................................         ($43,200)         ($22,062)
     Net realized gain on investments......................          149,395           295,152
     Net increase in unrealized appreciation of
       investments.........................................           79,407           421,643
                                                                  ----------        ----------
       Net increase from operations........................          185,602           694,733
     DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
     Dividends from net investment income..................         (168,631)                0
     Distributions from net realized capital gains.........          (80,768)                0
                                                                  ----------        ----------
       Total distributions.................................         (249,399)                0
                                                                  ----------        ----------
     CAPITAL SHARE TRANSACTIONS
     Proceeds from sale of stock...........................        1,989,573         2,262,308
     Reinvestment of distributions.........................          244,328                 0
     Less: redemptions.....................................         (195,195)         (200,555)
                                                                  ----------        ----------
       Increase resulting from capital share
          transactions.....................................        2,038,706         2,061,753
                                                                  ----------        ----------
     Total increase in net assets..........................        1,974,909         2,756,486
     NET ASSETS
     Beginning of period...................................        3,471,507           715,021
                                                                  ----------        ----------
     End of period.........................................       $5,446,416        $3,471,507
                                                                  ==========        ==========

                                  (unaudited)

FINANCIAL HIGHLIGHTS
SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD
================================================================================

                                                                   For the fiscal year ended June
                                               For the period                   30,
                                                    ended         --------------------------------
                                              December 31, 1996      1996        1995      1994*
                                              -----------------   ----------   --------   --------
   Net Asset Value - Beginning of Period...           $15.32          $10.27      $9.87     $10.00
                                                  ----------      ----------    -------    -------
   Income from Investment Operations
     --------------------------------------
   Net Investment (Loss) Income............            (0.12)          (0.10)     (0.04)      0.00
   Net Gains or Losses on Securities (both
     realized and unrealized)..............             0.51            5.15       0.44      (0.13)
                                                  ----------      ----------    -------    -------
   Total From Investment Operations........             0.39            5.05       0.40      (0.13)
                                                  ----------      ----------    -------    -------
   Less Dividends and Distributions
   -----------------------------------
   Dividends from net investment income....            (0.58)           0.00       0.00       0.00
   Distribution from net realized capital
     gains.................................            (0.28)           0.00       0.00       0.00
                                                  ----------      ----------    -------    -------
   Total Dividends and Distributions.......            (0.86)           0.00       0.00       0.00
                                                  ----------      ----------    -------    -------
   Net Asset Value - End of Period.........           $14.85          $15.32     $10.27      $9.87
                                                  ==========      ==========    =======    =======
   Total Return............................            2.88%          49.17%      4.05%     (1.30%)
                                                  ==========      ==========    =======    =======
   Ratios/Supplemental Data
   ----------------------------
   Net Assets, End of Period (in
     thousands)............................       $5,446,416      $3,471,507   $715,021   $391,538
   Ratio of Expenses to Average Net
     Assets................................            2.53%+**        2.55%+     2.78%+     1.28%+
   Ratio of Net Investment Loss to Average
     Net Assets............................           (1.90%)+**      (1.36%)+    (.58%)+    (.07%)+
   Portfolio Turnover Rate.................             120%**          125%        77%       194%
   Average Commission Paid Per Share.......          $0.0571         $0.0559         --         --
*     From commencement of operations on February 10, 1994.
+     Not representative of expenses incurred by the Fund as the Adviser waived its fee and/or paid certain expenses of the Fund. As indicated in Note 3, the Investment Manager reduced a portion of its fee and absorbed certain expenses of the Fund. Had these fees and expenses not been reduced and absorbed, the ratio of expenses to average net assets would have been
      3.16%, 6.47%, 14.64% and 11.22%, and the ratio of net investment income to average net assets would have been a loss of 2.52%, 5.28%, 12.44% and 10.02%, respectively.
**    Figures are annualized.

                                  (unaudited)

NOTES TO FINANCIAL STATEMENTS
FOR THE PERIOD ENDED DECEMBER 31, 1996
================================================================================

1. SIGNIFICANT ACCOUNTING POLICIES: Meridian Value Fund (the "Fund") a series of Meridian Fund, Inc., (the "Company"), began operations on February 10, 1994. The Fund was registered on February 7, 1994, under the Investment Company Act of 1940, as amended, as a no-load, diversified, open-end management investment company. The primary investment objective of the fund is to seek long-term growth of capital. In addition to the Meridian Value Fund, the Company also offers the Meridian Fund. The following is a summary of significant accounting policies:

  a. SECURITY VALUATIONS: Investments are stated at market value based on latest quoted prices. Short-term securities with maturity dates of 60 days or less are valued at amortized cost (premiums and discounts are amortized on a straight-line basis) which has been determined by the Fund's Board of Directors to represent fair value.

  b. FEDERAL INCOME TAXES: It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders; therefore, no federal income tax provision is required. The aggregate cost of investments for federal income tax purposes is $4,563,560, the aggregate gross unrealized appreciation is $677,532 and the aggregate gross unrealized depreciation is $124,750 resulting in net unrealized appreciation of $552,782.

  c. SECURITY TRANSACTIONS: Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses on security transactions are determined on the basis of specific identification for both financial statement and federal income tax purposes. Dividend income is recorded on the ex-dividend date. Interest income is accrued daily.

  d. CASH AND CASH EQUIVALENTS: All highly liquid investments with an original maturity of three months or less are considered to be cash equivalents.

  e. EXPENSES: Expenses arising in connection with the Fund are charged directly to the Fund. Expenses common to both series of Meridian Fund, Inc. are allocated to each series in proportion to their relative net assets.

  f. USE OF ESTIMATES: The preparation of financial statements requires management to make estimates and assumptions that affect the reported amount of assets and liabilities at the date of the financial statements. Actual amounts could differ from the estimates.

  g. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: The Fund records dividends and distributions to its shareholders on the record date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. The "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gain for financial reporting

FOR THE PERIOD ENDED DECEMBER 31, 1996
================================================================================

      purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

  2. RELATED PARTIES: The Fund has entered into a management agreement (the Investment Advisory Fee) with Aster Capital Management, Inc. ("Aster Capital") for calendar 1996. Certain Officers and/or Directors of the Fund are also Officers and/or Directors of Aster Capital. Beneficial ownership in the Fund by Richard F. Aster, Jr., President, as of December 31, 1996, was 16.26%.

  3. ADVISORY FEE AND EXPENSE LIMITATION: The Investment Adviser receives from the Fund as compensation for its services an annual fee of 1% of the Fund's net assets. The fee is paid monthly and calculated based on that month's average net assets. The Investment Adviser has agreed to reimburse the Fund for any fiscal year's expenses, including advisory fees, which exceed the most stringent limits prescribed by any state in which the Fund's shares are offered for sale. Although state requirements may change, the most stringent state expense limitations currently require the Investment Adviser to reimburse the Fund for operating expenses incurred in any fiscal year which exceed 2 1/2% of the first $30 million of the average net assets, 2% of the next $70 million of the average net assets and 1 1/2% of the remaining average net assets. Reimbursement, if any, will be on a monthly basis, subject to year-end adjustment. Reimbursements were $14,316 for the period ended December 31, 1996.

  4. CAPITAL STOCK TRANSACTIONS: The Fund has authorized 25,000,000 shares of common stock at a par value of $.01 per share. Transactions in capital stock for the period ended December 31, 1996 and June 30, 1996, were as follows:

                                                                     December     June
                                                                      1996        1996
                                                                     -------    --------
        Shares sold                                                  136,207     173,212
        Shares issued on reinvestment of distributions                17,540           0
                                                                     -------     -------
                                                                     153,747     173,212
        Shares redeemed                                               13,562      16,140
                                                                     -------     -------
        Net increase                                                 140,185     157,072
                                                                     =======     =======

  5. COMPENSATION OF DIRECTORS AND OFFICERS: Directors and officers of the Company who are directors and/or officers of Aster Capital Management, Inc. receive no compensation from the Fund. Directors of the Company who are not interested persons as defined in the Investment Company Act of 1940 receive compensation in the amount of $1,000 per annum and a $1,000 purchase of Meridian Fund or Meridian Value Fund stock, plus expenses for each Board of Directors meeting attended. The aggregate compensation due the unaffiliated Directors of the Fund as of December 31, 1996 was $1,000.

  6. COST OF INVESTMENTS: The cost of investments purchased, excluding short-term obligations, and the proceeds from sales of investments for the period ended December 31, 1996 were $4,174,346 and $2,570,538 respectively.

                                                  MERIDIAN VALUE FUND
================================================================================

                          This report is submitted for
                       the information of shareholders of
                         Meridian Fund, Inc. It is not
                         authorized for distribution to
                          prospective investors unless
                         preceded or accompanied by an
                             effective prospectus.

       -----------------------------------------------------------------
                             Officers and Directors

                             RICHARD F. ASTER, JR.
                             President and Director

                              MICHAEL S. ERICKSON

                                 HERBERT C. KAY

                                JAMES B. GLAVIN

                                MICHAEL STOLPER
                                   Directors

                                PAUL A. ROBINSON
                            Treasurer and Secretary
                                   Custodian
                                BANK OF NEW YORK
                               New York, New York
                      Transfer Agent and Disbursing Agent
                               FPS SERVICES, INC.
                         King of Prussia, Pennsylvania
                                 (800) 441-6580
                                    Counsel
                              MORRISON & FOERSTER
                           San Francisco, California
                                    Auditors
                                PRICE WATERHOUSE
                           San Francisco, California

                               SEMI ANNUAL REPORT
                                      LOGO
                         60 E. SIR FRANCIS DRAKE BLVD.
                             WOOD ISLAND, SUITE 306
                               LARKSPUR, CA 94939
                                 (415) 461-6237

                            TELEPHONE (800) 446-6662

                               DECEMBER 31, 1996